UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2009

EDGE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-22149	76-0511037
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Travis Tower 1301 Travis, Suite 2000 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 654-8960

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On October 7, 2009, Edge Petroleum Corporation (the “Company”) issued a press release announcing that the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) had approved certain of the first-day motions filed by the Company in connection with the Company’s voluntary petition (the “Case”) for reorganization relief under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. §§ 101 et. seq., as amended (the “Bankruptcy Code”) in the Bankruptcy Court.  A copy of the press release is attached as Exhibit 99.1 hereto.

Copies of the proposed joint plan of reorganization filed pursuant to Chapter 11 of the Bankruptcy Code (the “Plan”) and the proposed disclosure statement thereto (the “Disclosure Statement”) each filed on October 1, 2009 at the commencement of the Case are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference.  The Company has filed the Plan and Disclosure Statement as exhibits hereto because such documents have been filed with the Bankruptcy Court.  However, the Plan will become effective only if it receives the requisite approval of the Company’s creditors and the confirmation of the Bankruptcy Court.  There can be no assurance that the Plan will be acceptable to the Company’s creditors or confirmed by the Bankruptcy Court, or that the Disclosure Statement will be approved by the Bankruptcy Court.  Accordingly, all information contained in the Plan and the Disclosure Statement is subject to change, whether as a result of amendments or supplements thereto, actions of third parties or otherwise.

This Current Report on Form 8-K is not a solicitation to accept or reject the Plan or an offer to sell or a solicitation of an offer to buy any securities of the Company.  Any solicitation or offer to sell will be made pursuant to and in accordance with the Disclosure Statement and applicable law.

The Bankruptcy Court has not yet approved the Disclosure Statement as containing adequate information pursuant to section 1125(b) of the Bankruptcy Code for use in the solicitation of acceptances or rejections of the Plan.  Accordingly, the filing and dissemination of the Disclosure Statement are not intended to be, and should not in any way be construed as, a solicitation of votes on the Plan, nor should the information contained in the Disclosure Statement be relied on for any purpose until a determination by the Bankruptcy Court that the Disclosure Statement contains adequate information.

A copy of the order entered by the Bankruptcy Court on October 5, 2009 approving the Company’s motion for entry of an order approving bidding procedures in connection with the sale of the Company’s property (the “Bidding Procedures Order”) is attached hereto as Exhibit 99.4.

Item 9.01.   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99.1	Press Release by Edge Petroleum Corporation dated October 7, 2009 announcing Bankruptcy Court approval of certain first-day motions
99.2	Joint Plan of Reorganization filed with the United States Bankruptcy Court for the Southern District of Texas on October 1, 2009
99.3	Disclosure Statement to the Joint Plan of Reorganization filed with the United States Bankruptcy Court for the Southern District of Texas on October 1, 2009
99.4	Bidding Procedures Order entered by the United States Bankruptcy Court for the Southern District of Texas on October 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGE PETROLEUM CORPORATION

Date: October 8, 2009	By:	/s/ John W. Elias
John W. Elias Chairman, President & Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release by Edge Petroleum Corporation dated October 7, 2009 announcing Bankruptcy Court approval of certain first-day motions
99.2	Joint Plan of Reorganization filed with the United States Bankruptcy Court for the Southern District of Texas on October 1, 2009
99.3	Disclosure Statement to the Joint Plan of Reorganization filed with the United States Bankruptcy Court for the Southern District of Texas on October 1, 2009
99.4	Bidding Procedures Order entered by the United States Bankruptcy Court for the Southern District of Texas on October 5, 2009